(RULE 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

  |_| Preliminary proxy statement           |_|  Confidential, for use of the
  |X| Definitive proxy statement                 Commission only (as permitted
  |_| Definitive additional materials             by Rule 14a-6(e)(2))
  |_| Soliciting material under Rule 14a-12

                                   EPLUS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

   Payment of filing fee (Check the appropriate box):

   |X|   No fee required.

   |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

--------------------------------------------------------------------------------
   (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
   (3)   Per unit  price or  other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which  the  filing  fee is  calculated  and  state  how it was determined):
--------------------------------------------------------------------------------
   (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
   (5)   Total fee paid:
--------------------------------------------------------------------------------
   |_|   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)   Amount Previously Paid:
--------------------------------------------------------------------------------
   (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
   (3)   Filing Party:
--------------------------------------------------------------------------------
   (4)   Date Filed:
--------------------------------------------------------------------------------

                               [EPLUS LETTERHEAD]


August 24, 2001



Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ePlus inc. on September 20, 2001. The annual meeting will begin at 10:30 a.m. local time at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20191.

The formal notice of the meeting follows on the next page. In addition, information regarding each of the matters you will be asked to vote on at the annual meeting is contained in the attached proxy statement. We urge you to read the proxy statement carefully. Mailing of proxy materials will begin on August 24, 2001 to all stockholders of record at the close of business on July 28, 2001. The mailing will include the proxy statement, proxy card, a return envelope, and the ePlus 2001 annual report.


It is important that you vote at the annual meeting. Whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We look forward to seeing you in Reston, Virginia on September 20, 2001.

                                Very truly yours,

                                /s/ Phillip G. Norton

                                Phillip G. Norton, President

                               [EPLUS LETTERHEAD]


                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held September 20, 2001
                    ----------------------------------------

To the Stockholders of ePlus inc.:

The annual meeting of stockholders of ePlus inc., a Delaware corporation, will be held on September 20, 2001, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20191, at 10:30 a.m. local time for the purposes stated below:

          1. To elect two Class II Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

          2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2002.

          3. To transact such other business as may properly come before the annual meeting.

Under the provisions of our Bylaws, and in accordance with Delaware law, the board of directors has fixed the close of business on July 28, 2001 as the record date for stockholders entitled to notice of and to vote at the annual meeting,

Whether or not you expect to be present at the meeting, please date and sign the enclosed proxy card and mail it promptly in the enclosed envelope to First Union National Bank, 1525 W.T. Harris Blvd., 3C3, Charlotte, NC 28288-1113.

                                   ePlus inc.

                                   /s/ Kleyton L. Parkhurst

August 24, 2001                    Kleyton L. Parkhurst, Secretary

                                TABLE OF CONTENTS

                                                                            Page

Information about ePlus Inc....................................................1

Information about the Annual Meeting...........................................1

Information about the Proxy Statement..........................................1

Information about Voting.......................................................2

Quorum Requirements............................................................2

Voting Requirements............................................................2

Dissenters' Rights of Appraisal................................................3

Voting Securities, Principal Holders thereof, and Management...................4

Directors and Executive Officers...............................................5

Compensation of Directors and Executive Officers..............................11

Performance Graph.............................................................16

Certain Transactions..........................................................17

Proposal 1....................................................................19

Proposal 2....................................................................20

Other Proposed Action.........................................................21

Stockholder Proposals and Submissions.........................................21

                          INFORMATION ABOUT EPLUS INC.

ePlus inc. provides an Internet-based, business-to-business supply chain management solution for information technology and other operating resources. On November 2, 1999, we introduced our remotely-hosted electronic commerce solution, ePlusSuite, which combines Internet-based tools with dedicated customer service to provide a comprehensive outsourcing solution for the automated procurement, management, financing and disposition of operating resources. The address of our principal executive office is 400 Herndon Parkway, Herndon, Virginia 20170 and our telephone number at that address is (703) 834-5710. Our website is located at www.ePlus.com. The information on our website is not incorporated into this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

Our annual meeting will be held on September 20, 2001 at 10:30 a.m. local time at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20191.

The annual meeting has been called to consider and take action on the following proposals:

          1. To elect two Class II Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

          2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2002.

          3. To transact such other business as may properly come before the meeting.

Our board of directors has unanimously approved each of the proposals and recommends that you vote in favor of each of the proposals. All holders of record of our common stock at the close of business on July 28, 2001, the record date, will be entitled to vote at the annual meeting.

                      INFORMATION ABOUT THE PROXY STATEMENT

We have sent you this proxy statement because ePlus' board of directors is soliciting your proxy to vote at the annual meeting. ePlus is bearing the cost of this proxy solicitation. If you own ePlus common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all of your accounts registered in the same name and address. You may do this by contacting our transfer agent, First Union National Bank at (800) 829-8432. This proxy statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares. On August 24, 2001, we began mailing these proxy materials to all stockholders of record at the close of business on July 28, 2001.

                            INFORMATION ABOUT VOTING

Stockholders can vote in person at the annual meeting or by proxy. To vote by proxy, please mail the enclosed proxy card in the enclosed envelope. Please sign and date your proxy card before mailing.

Each share of ePlus common stock is entitled to one vote on all matters presented at the annual meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to attend the annual meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker's proxy card and bring it annual meeting in order to vote. If you vote by proxy, the individuals named on the card (your proxy holders) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or if authority to vote is withheld as to the nominees for director and whether your shares should be voted for or against each of the other proposals. If you sign and return the card without indicating your instructions, your shares will be voted for:

          o    the election of both the Class II nominees for director; and

          o the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2002.

You may revoke or change your proxy at any time before it is voted by sending a written notice of your revocation to ePlus' Corporate Secretary, Kleyton L. Parkhurst at ePlus' principal executive office.


                               QUORUM REQUIREMENTS

As of July 28, 2001, the record date for this solicitation of proxies, there were 10,153,007 shares of common stock outstanding. The holders of record of a majority of the shares of common stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting or any adjournment thereof. If a quorum should not be present, the annual meeting may be adjourned until a quorum is obtained.

                               VOTING REQUIREMENTS

Proposal 1

To be elected as a Class II Director, a nominee must be one of the two persons receiving the greatest number of affirmative votes cast at the meeting for Class II Directors.

Proposal 2

To be approved, Proposal 2 requires the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Effect of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum, but will not be counted as an affirmative vote for the purposes of determining whether a proposal has been approved. Therefore, an abstention or a broker non-vote will not have any effect on the votes for Proposals 1 and 2.

All proxies received will be voted in accordance with the choices specified on such proxies. Proxies will be voted in favor of a proposal if no contrary specification is made. All valid proxies obtained will be voted at the discretion of the board of directors with respect to any other business that may come before the annual meeting.

We may solicit proxies by use of the mails, in person or by telephone, e-mail or other electronic communications. We will bear the cost of soliciting proxies in the accompanying form. We may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.



                         DISSENTERS' RIGHTS OF APPRAISAL


The board of directors does not propose any action for which the laws of the state of Delaware, or the Certificate of Incorporation, Bylaws or corporate resolutions of ePlus provide a right of a stockholder to dissent and obtain payment for shares.

          VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF, AND MANAGEMENT

The following table sets forth certain information as of July 28, 2001, the record date with respect to: (1) each executive officer, director and director nominee; (2) all executive officers and directors of ePlus as a group; and (3) all persons known by the ePlus to be the beneficial owners of more than five percent of our common stock.

                                                        NUMBER OF     PERCENTAGE
                                                         SHARES           OF
                                                      BENEFICIALLY      SHARES
              NAME OF BENEFICIAL OWNER (1)               OWNED (2)   OUTSTANDING
              ----------------------------            ------------   -----------
Phillip G. Norton (3)                                  2,364,750          22.6%
Bruce M. and Elizabeth D. Bowen (4)                      825,000           8.0
Steven J. Mencarini (5)                                   62,180            *
Kleyton L. Parkhurst (6)                                 199,000           1.9
C. Thomas Faulders, III (7)                               13,507            *
Terrence O'Donnell (8)                                    30,000            *
Lawrence S. Herman                                            --            --
Thomas L. Hewitt                                              --            --
All directors and named executive officers as
a group (8 Individuals)                                3,494,437           32.0
TC Plus, LLC (9)                                       1,015,552           10.0
Eric D. Hovde                                            560,024           5.5
Firsthand Capital Management, Inc. (10)                  832,300           8.2%
--------------------------
* less than 1%

(1) The business address of Messrs. Norton, Bowen, Mencarini, Parkhurst, Faulders, O'Donnell, Herman and Hewitt is 400 Herndon Parkway, Herndon Virginia, 20170. The business address of TC Plus, LLC is 1455 Pennsylvania Avenue, N.W., Suite 350, Washington, D.C. 20004. The business address of Mr. Hovde is 1826 Jefferson Place, N.W., Washington, D.C. 20036. The business address of Firsthand Capital Management, Inc. is 125 South Market, Suite 1200, San Jose, California 95113.

(2) Unless otherwise indicated and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from July 28, 2001, the record date, upon exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming options or warrants that are held by such person (but not by any other person) and that are exercisable within 60 days from July 28, 2001, the record date, have been exercised. The ownership amounts reported for persons who we know own more than 5% of our common stock are based on the Schedules 13D and 13G filed with the SEC by such persons, unless we have reason to believe that the information contained in those filings is not complete or accurate.

(3) Includes 2,040,000 shares held by J.A.P. Investment Group, L.P., a Virginia limited partnership, of which J.A.P., Inc., a Virginia corporation, is the sole general partner. The limited partners are: Patricia A. Norton, trustee for the benefit of Phillip G. Norton, Jr., u/a dated as of July 20, 1983; Patricia A. Norton, the spouse of Mr. Norton, trustee for the benefit of Andrew L. Norton, u/a dated as of July 20, 1983; Patricia A. Norton, trustee for the benefit of Jeremiah O. Norton, u/a dated as of July 20, 1983; and Patricia A. Norton. Patricia A. Norton is the sole stockholder of J.A.P., Inc., and Mr. Norton is the sole director and President of J.A.P., Inc. Mr. Norton and J.A.P. Investment Group, L.P. are parties to a stockholders agreement with TC Plus, LLC, Bruce M. Bowen, and Kevin M. Norton and Patrick J. Norton who are Mr. Norton's brothers. Also includes 323,750 shares of common stock issuable to Mr. Norton under options. See "Certain Transactions--TC Plus LLC."

(4) Includes 520,000 shares held by Mr. and Mrs. Bowen, as tenants by the entirety, and 160,000 shares held by Bowen Holdings L.C., a Virginia limited liability company, composed of Mr. Bowen and three minor children of whom Mr. Bowen is legal guardian and for which shares Mr. Bowen serves as manager. Also includes 145,000 shares of common stock issuable to Mr. Bowen under options. Mr. Bowen is party to a stockholders agreement with TC Plus, LLC, Phillip G. Norton, Kevin M. Norton and Patrick J. Norton. See "Certain Transactions--TC Plus LLC."

(5) Includes 62,180 shares of common stock issuable to Mr. Mencarini under options.

(6) Includes 186,000 shares of common stock issuable to Mr. Parkhurst under options.

(7) Includes 13,507 shares of common stock issuable to Mr. Faulders under options.

(8) Includes 30,000 shares of common stock issuable to Mr. O'Donnell under options.

(9) Includes 1,015,552 shares of our common stock owned by TC Plus, LLC. Thayer Equity Investors III, L.P. is the managing member of TC Plus, LLC. TC
     Equity Partners, L.L.C. is the sole general partner of Thayer Equity Investors III, L.P., and has sole voting and investment power with respect to the shares of our common stock held by TC Plus, LLC. TC Plus, LLC is party to a stockholders agreement with Phillip G. Norton, J.A.P. Investment Group, L.P., Bruce M. Bowen, Kevin M. Norton and Patrick J. Norton which, among other things, grants TC Plus, LLC authority to effectively appoint two members of our board of directors. Currently, TC Plus, LLC does not exercise its right to appoint directors of ePlus pursuant to the stockholders agreement. See "Certain Transactions--TC Plus LLC."

(10) Includes shares held by the series of funds of Firsthand Funds to which Firsthand Capital Management, Inc. is investment adviser.


                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position with ePlus of each person who is an executive officer, director or significant employee.


              Name              Age               Position                 Class
              ----              ---               --------                 -----

Phillip G. Norton.............. 57    Chairman of the Board, President       III
                                      andChief Executive Officer

Bruce M. Bowen................. 49    Director and Executive Vice            III
                                      President

Steven J. Mencarini............ 46    Senior Vice President and
                                        Chief Financial Officer

Kleyton L. Parkhurst........... 38    Senior Vice President,
                                        Secretary and Treasurer

Terrence O'Donnell............. 57    Director                               II

Thomas L. Hewitt............... 62    Director                               II

C. Thomas Faulders, III........ 51    Director                                I

Lawrence S. Herman............. 57    Director                                I



The name and business experience during the past five years of each director, executive officer and key employee of ePlus are described below.


Phillip G. Norton joined us in March 1993 and has served since then as our Chairman of the Board and Chief Executive Officer. Since September 1996, Mr. Norton has also served as our President. Mr. Norton is a 1966 graduate of the U.S. Naval Academy. Mr. Norton has been designated as a director by the management stockholders party to the stockholders agreement by and among ePlus, TC Plus, LLC, Phillip G. Norton, Bruce M. Bowen, J.A.P. Investment Group, L.P., Kevin M. Norton and Patrick J. Norton. See "Certain Transaction - TC Plus, LLC."

Bruce M. Bowen founded our company in 1990 and served as our President until September 1996. Since September 1996, Mr. Bowen has served as our Executive Vice President, and from September 1996 to June 1997 also served as our Chief Financial Officer. Mr. Bowen has served on our board of directors since our founding. He is a 1973 graduate of the University of Maryland and in 1978 received a Masters of Business Administration from the University of Maryland. Mr. Bowen has been designated as a director by the management stockholders party to the stockholders agreement by and among ePlus, TC Plus, LLC, Phillip G.
Norton, Bruce M. Bowen, J.A.P. Investment Group, L.P., Kevin M. Norton and Patrick J. Norton. See "Certain Transaction - TC Plus, LLC."

Steven J. Mencarini joined us in June of 1997 as Senior Vice President and Chief Financial Officer. Prior to joining us, Mr. Mencarini was Controller of the Technology Management Group of Computer Sciences Corporation, one of the nation's three largest information technology outsourcing organizations. Mr. Mencarini joined Computer Sciences Corporation in 1991 as Director of Finance and was promoted to Controller in 1996. Mr. Mencarini is a 1976 graduate of the University of Maryland and received a Masters of Taxation from American University in 1985.

Kleyton L. Parkhurst joined us in May 1991 as Director of Finance and, since September 1996, has also served as our Secretary and Treasurer. In July 1998, Mr. Parkhurst was made Senior Vice President for Corporate Development. Mr. Parkhurst is currently responsible for all of our mergers and acquisitions and investor relations. Mr. Parkhurst has syndication expertise in commercial nonrecourse debt, federal government leases, state and local taxable and tax-exempt leases, and computer lease equity placements. Mr. Parkhurst is a 1985 graduate of Middlebury College.

Terrence O'Donnell joined our board of directors in November 1996 upon the completion of our initial public offering. Mr. O'Donnell is a partner with the law firm of Williams & Connolly LLP in Washington, D.C. and Executive Vice President and General Counsel of Textron, Inc. Mr. O'Donnell he has practiced law since 1977, with the exception of the period from 1989 through 1992 when he served as General Counsel to the U.S. Department of Defense. Mr. O'Donnell presently also serves as a director of IGI, Inc., a Nasdaq National Market company. Mr. O'Donnell is a 1966 graduate of the U.S. Air Force Academy and in 1971 received a Juris Doctor from Georgetown University Law Center. Mr. O'Donnell has been nominated by the board of directors for re-election as a Class II Director at the 2001 annual meeting of stockholders.

Thomas L. Hewitt joined our board of directors in June 2001. Until the sale of the company in 2000, Mr. Hewitt was the Chief Executive Officer and Chairman of Federal Sources, Inc., which he founded in December 1984. Federal Sources, Inc. is a market research and consulting firm focused on information technology in the federal government. He is also the Chief Executive Officer of Global Governments, Inc., which he founded in January 2000. Global Governments, Inc. is a company focused on strategic planning and marketing in the international government information technology marketplace. Mr. Hewitt also serves on the board of directors of Halifax, Inc., an America Stock Exchange company. Mr. Hewitt received his Bachelor of Science in Aeronautical Engineering from North Carolina State University and his masters of Business Administration from Long Island University. Mr. Hewitt has been nominated by the board of directors for re-election as a Class II Director at the 2001 annual meeting of stockholders.

C. Thomas Faulders, III joined our board of directors in July 1998. Mr. Faulders is the Chairman, President and Chief Executive Officer of LCC International, Inc. From July 1998 to December 1999, Mr. Faulders served as Chairman of the Board of Telesciences, Inc., an information services company. From 1995 to 1998, Mr. Faulders was Executive Vice President, Treasurer and Chief Financial Officer of BDM International, Inc., a prominent systems integration company which is a wholly owned subsidiary of TRW, Inc. Mr. Faulders is a member of the board of directors of James Martin & Co., Universal Technology and Systems, Inc. and the Ronald Reagan Institute for Emergency Medicine. He is a 1971 graduate of the University of Virginia and in 1981 received a Masters of Business Administration from the Wharton School of the University of Pennsylvania.

Lawrence S. Herman, joined our board of directors in March 2001. Mr. Herman is one of KPMG Consulting's most senior state and local government managing directors and is responsible for managing national alliances with e-government and enterprise software companies. During his career, Mr. Herman has specialized in developing financial and management strategies for state and local government. Mr. Herman has been with KPMG for over thirty-three years. He has directed a statewide performance audit of North Carolina, resulting in a strategic fiscal plan. He further directed similar statewide fiscal strategies for the Commonwealth of Kentucky, the State of Louisiana and the District of Columbia. Mr. Herman received his B.S. degree in Mathematics and Economics from Tufts University in 1965 and his Masters of Business Administration in 1967 from Harvard Business School.



Each executive officer of ePlus is chosen by the board of directors and holds his or her office until his or her successor shall have been duly chosen and qualified or until his or her death or until he or she shall resign or be removed as provided by the Bylaws.

Section 16(a) Beneficial Ownership Reporting Compliance



Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ePlus' officers and directors, and persons who own more than ten percent of a registered class of ePlus' equity securities, to file reports of ownership and changes in ownership of equity securities of ePlus with the SEC and the Nasdaq National Market. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish ePlus with copies of all Section 16(a) forms that they file.



Based solely upon a review of Forms 3, Forms 4 and Forms 5 furnished to ePlus pursuant to Rule 16a-3 under the Exchange Act, ePlus believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors and security holders required to file such forms.

The Board of Directors

ePlus' Bylaws, as amended, provide that the number of directors of ePlus shall be six, until this number is amended by a resolution duly adopted by the board of directors or the stockholders (subject to certain provisions of the Bylaws relating to the entitlement of holders of preferred stock to elect directors). Our board of directors is divided into three classes: Class I, comprised of two directors; Class II, comprised of two directors; and Class III, comprised of two directors. Subject to the provisions of the Bylaws, at each annual meeting of stockholders, the successors to the class of directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. Each director holds office until his or her successor has been duly elected and qualified or until he or she has resigned or been removed in the manner provided in the Bylaws.


The members of the three classes of directors are as follows:

          o    Class I

               C. Thomas Faulders, III
               Lawrence S. Herman

          o    Class II

               Terrence O'Donnell
               Thomas L. Hewitt

          o    Class III
               Phillip G. Norton
               Bruce M. Bowen

The Class II Directors will stand for re-election at the annual meeting of stockholders in 2001, The Class III Directors are expected to stand for re-election at the annual meeting of stockholders in 2002. The Class I Directors will stand for re-election at the annual meeting of stockholders in 2003. The classification of the board of directors, with staggered terms of office, was implemented for the purpose of maintaining continuity of management and of the board of directors.

There are no material proceedings to which any director, executive officer or affiliate of ePlus, any owner of record or beneficially of more than five percent of any class of voting securities of ePlus, or any associate of any such director, executive officer, affiliate of ePlus or security holder is a party adverse to ePlus or any of its subsidiaries or has a material interest adverse to ePlus or any of its subsidiaries.

Director Compensation

Directors who are also employees of ePlus do not currently receive any compensation for service as members of the board of directors. Each outside director receives an annual grant of 10,000 stock options and $500 for each special committee meeting. All directors will be reimbursed for their out-of-pocket expenses incurred to attend board or committee meetings.

Meetings and Committees of the Board of Directors

The board of directors met four times during the fiscal year ended March 31, 2001. In addition to meetings of the full board, directors also attended meetings of board committees. No incumbent director attended fewer than 75% of the total number of meetings held by the board of directors and the meetings of any committee on which the director served. The board of directors has the following committees: the audit committee, the compensation committee and the stock incentive committee.

Audit Committee

General. The audit committee of the board of directors is responsible for making recommendations to the board concerning the engagement of independent public accountants, monitoring and reviewing the quality and activities of ePlus' internal and external audit functions and monitoring the adequacy of ePlus' operating and internal controls as reported by management and the external or internal auditors. The members of the audit committee are C. Thomas Faulders, III, Terrence O'Donnell and Thomas L. Hewitt. During the fiscal year ended March 31, 2001, two meetings of the audit committee were held.

Audit Committee Report. The audit committee is composed of three directors who are independent as defined under the rules of the National Association of Securities Dealers. The committee operates under a written charter approved by the board of directors which is included as Appendix A to this proxy statement.

The committee reviews ePlus' financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2001 with ePlus' management and the independent accountants. Management is responsible for our financial statements and the financial reporting process, including internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The audit committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the committee has discussed with the independent accountants the accountants' independence from ePlus and its management including the matters in the written disclosures provided to the committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The committee has also considered whether the provision of non-audit services by the independent accountants to ePlus is compatible with maintaining auditors' independence.

Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

                                                         BY THE AUDIT COMMITTEE

                                                         C. Thomas Faulders, III
                                                         Terrence O'Donnell
                                                         Thomas L. Hewitt

Compensation Committee


General. The compensation committee of the board of directors is responsible for reviewing the salaries, benefits and other compensation, including stock-based compensation, of Mr. Norton and Mr. Bowen and making recommendations to the board of directors based on its review. The members of the compensation committee are Terrence O'Donnell, C. Thomas Faulders, III and Thomas L. Hewitt, all of whom are non-employee directors. Mr. Norton and Mr. Bowen, as directors, do not vote on any matters affecting their personal compensation. Mr. Bowen and Mr. Norton are responsible for reviewing and establishing salaries, benefits and other compensation, excluding stock-based compensation, for all other employees. During the fiscal year ended March 31, 2001, one meeting of the compensation committee was held.

Report Of The Compensation Committee. The compensation programs of ePlus are designed to align compensation with business objectives and performance, and to enable ePlus to attract, retain and reward executives who contribute to the long-term success of ePlus. The compensation committee believes that executive pay should be linked to performance. Therefore, ePlus provides an executive compensation program which includes base pay, potential cash bonus, and long-term incentive opportunities through the use of stock options.

The role of the compensation committee is limited to the review of the compensation, excluding stock-based compensation for Mr. Norton and Mr. Bowen, who are principal stockholders of ePlus. Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly-held corporation may deduct in any year for the compensation paid with respect to its five most highly compensated executive officers. While the compensation committee cannot predict with certainty how ePlus' compensation tax deduction might be affected, the compensation committee tries to preserve the tax deductibility of all executive compensation while maintaining flexibility with respect to ePlus' compensation programs as described in this report.

                                                   BY THE COMPENSATION COMMITTEE

                                                   Terrence O'Donnell
                                                   C. Thomas Faulders, III
                                                   Lawrence S. Herman

Stock Incentive Committee

The stock incentive committee of the board of directors is authorized to award stock, and various stock options and rights and other stock-based compensation grants under ePlus' Master Stock Incentive Plan and its component plans, which include the Amended and Restated Incentive Stock Option Plan, the Amended and Restated Outside Director Stock Option Plan, the Amended and Restated
Nonqualified Stock Option Plan, and the Employee Stock Purchase Plan. The members of the stock incentive committee are Mr. Bowen, Mr. Hewitt and Mr. Norton. Except for formula plan grants to the outside directors under the Amended and Restated Outside Director Stock Option Plan and grants that are approved by a majority of the disinterested members of the board of directors, no member of the stock incentive committee or the compensation committee is eligible to receive grants under the Stock Incentive Plan or the Long Term Compensation Plan. During the fiscal year ended March 31, 2001, one meeting of the stock incentive committee was held.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned, for services rendered in all capacities to ePlus, by ePlus' Chief Executive Officer and certain other executive officers of ePlus, who we refer to as the "named executive officers," for the fiscal years ended March 31, 1999, 2000 and 2001. Certain columns have been omitted from this summary compensation table as they are not applicable.


                                                         ANNUAL COMPENSATION             Long Term
                                                         -------------------           Compensation      All Other
                                                                        Bonus/            Awards        Compensation
  Name and Principal Position         Fiscal Year    Salary ($)       Commission ($)   Options/SARs (#)  ($) (1)
  ---------------------------         -----------    ----------       --------------   ----------------  -------

Phillip G. Norton                        2001        $250,000          $147,773                           $1,500
Chairman, Chief Executive                2000         233,000           132,000           175,000
Officer and President                    1999         200,000

Bruce M. Bowen                           2001         225,000           100,000                            1,500
Director, Executive Vice President       2000         191,667           100,000           115,000          1,500
                                         1999         150,000                                              1,500

Kleyton L. Parkhurst                     2001         175,000 (2)        70,000            30,000          1,500
Senior vice President,                   2000         140,000            60,000            20,000          1,500
Secretary and Treasurer                  1999         120,000            65,000                            1,500

Steven J. Mencarini                      2001         168,751 (3)        25,000            15,000          1,500
Chief Financial Officer and              2000         150,000            25,000            20,000          1,500
Senior Vice President                    1999         137,500            20,000                              775
------------------------
(1)  All  amounts  reported  represent  ePlus'  employer  401(k)  plan  matching contributions.

(2)  Difference in salary represents a salary increase effective 10/4/00 to $200,000.

(3) Difference in salary represents a salary increase effective 7/1/00 to $175,000 per year.

Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to options granted during the last fiscal year to the named executive officers.



                                                                                                   Potential
                             Number of       Percent of Total                                  Realizable Value
                             Securities        Options/SARs                                    at Assumed Annual
                             Underlying         Granted to                                      Rates of Stock
                              Options/         Employees in      Exercise or     Expiration   Price Appreciation
         Name            SARs Granted(#)(1)   Fiscal Year (2)  Base Price ($/Sh)   Date       for Option Term (3)
         ----            ------------------   ---------------  ----------------- ----------   -------------------
                                                                                                5% ($)   10% ($)
                                                                                                ------   -------
Kleyton L. Parkhurst......    .30,000......    ....5.2%..............$17.38.......9/13/10     $327,905  $830,977

Steven J. Mencarini........   .10,000........   ...1.7................17.38.......9/13/10      109,301    276,992

                                5,000              0.9                 7.75      12/27/10       24,370     61,758
------------------------
(1) All options were granted under the long-term  incentive  plan.  Options vest over three years at 20%, 30% and 50%.

(2) Based on an aggregate of 579,250 shares granted during fiscal year 2001 to certain employees of ePlus.

                                      -12-

(3) Potential realizable value is calculated based on an assumption that the price of ePlus' common stock will appreciate at the assumed annual rates shown (5% and 10%), compounded annually, from the date of grant of the option until the end of the option term (10 years). The 5% and 10% assumed rates of appreciation are required by the rules of the SEC and do not represent ePlus' estimate of future market prices of the common stock.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-end Option/SAR Values

The following table sets forth certain information with respect to options exercised during ePlus' fiscal year ended March 31, 2001 by the named executive officers, and with respect to unexercised options held by such persons at the end of fiscal year 2001.


                                                         Number of Securities             Value of Unexercised
                                                        Underlying Unexercised                In-the-Money
                                                        Options/SARs at Fiscal           Options/SARs at Fiscal
                                                             Year-End (#)                   Year-End ($)(1)
                                                             ------------                   ---------------
                          Shares
                        Acquired on       Value
        Name           Exercise (#)   Realized ($)   Exercisable     Unexercisable    Exercisable    Unexercisable
        ----           ------------   ------------   -----------     -------------    -----------    -------------


Phillip G. Norton             --            --         323,750            6,250        $309,200              --

Bruce M. Bowen                --            --         145,000               --         172,000              --

Kleyton L. Parkhurst          --            --         155,000           55,000         318,000         $11,000

Steven J. Mencarini           --            --          55,920           39,780          43,675          22,075
------------------------
(1) Based on a closing  bid price of $9.19 per share as of the close of business on March 31, 2001.

Employment Contracts and Termination of Employment and Change in Control Arrangements

ePlus has entered into employment agreements with Phillip G. Norton, Bruce M. Bowen and Kleyton L. Parkhurst, each effective as of September 1, 1996, and with Steven J. Mencarini effective as of June 18, 1997. Each employment agreement provided for an initial term of three years, and is subject to an automatic one-year renewal at the expiration thereof unless ePlus or the employee provides notice of an intention not to renew at least three months prior to expiration.

The current annual base salary ($250,000 in the case of Phillip G. Norton; $225,000 in the case of Bruce M. Bowen; $200,000 in the case of Kleyton L. Parkhurst and $185,000 in the case of Steven J. Mencarini) are in effect and each employee may be eligible for commissions or performance bonuses. The performance bonuses for Phillip G. Norton and Bruce M. Bowen are discretionary, based on the performance of ePlus and as approved by the compensation committee. The performance bonuses for Kleyton L. Parkhurst and Steven J. Mencarini are paid based upon performance criteria established by Phillip G. Norton and Bruce
M. Bowen.

Under the employment agreements, each receives certain other benefits including medical, insurance, death and long term disability benefits, employer 401(k) contributions, and reimbursement of employment-related expenses. Mr. Bowen's country club dues are paid by ePlus. The employment agreements of Messrs. Norton, Bowen and Mencarini contain a covenant not to compete on the part of each, whereby in the event of a voluntary termination of employment, upon expiration of the term of the agreement or upon the termination of employment by ePlus for cause, each are subject to restrictions upon acquiring, consulting with or otherwise engaging in or assisting in the providing of capital needs for competing business activities or entities within the United States for a period of one year after the date of such termination or expiration of the term of the employment agreement.

Under his original employment agreement, Phillip G. Norton was granted options to acquire 130,000 shares of common stock at a price per share equal to $8.75. These options have a ten year term and became exercisable and vested in 25% increments over four years, ending on November 20, 1999. In February 1998, Mr. Norton was also granted options to purchase 25,000 shares of common stock at a price per share equal to $12.65 and, in August 1999, was granted options to purchase 175,000 shares of common stock at a price per share equal to $7.75. ePlus had paid a $120,000 annual guarantee fee payable in $10,000 monthly payments to Patricia A. Norton, wife of Phillip G. Norton, in consideration of providing certain guarantees and collateral for ePlus' NationsBank and First Union credit facilities. This fee was terminated when the secured credit facilities were terminated and the guarantee released.

Under his original employment agreement, Bruce M. Bowen was granted options to acquire 15,000 shares of common stock at a price per share equal to $8.75. These options have a ten year term and became exercisable and vested in 25% increments over four years, ending on November 20, 1999. In February 1998, Mr. Bowen was also granted options to purchase 15,000 shares of common stock at a price per share equal to $11.50 and in August 1999, was granted options to purchase 115,00 shares of common stock at a price per share equal to $7.75.

Under his original employment agreement, Kleyton L. Parkhurst was granted options to acquire 100,000 shares of common stock at a price per share equal to $6.40. These options have a ten year term and became exercisable and vested in 25% increments over four years ending on November 20, 1999. In February 1998, Mr. Parkhurst was also granted options to purchase 10,000 shares of common stock at a price per share equal to $11.50 and, in September 1998, was granted options to purchase 50,000 shares of common stock at a price per share of $8.75. In August 1999, Mr. Parkhurst was granted options to purchase 20,000 shares of common stock at a price per share equal to $7.75 and, in May 2000, was granted options to purchase 30,000 shares of common stock at a price per share equal to $18.75.

In connection with his original employment, Steven J. Mencarini was granted options to acquire 16,200 shares of common stock at a price per share equal to $12.75. These options have a ten year term, and become exercisable and vest in 20% increments over five years at the end of each year of service, and are subject to acceleration upon certain conditions. In September 1997, Mr. Mencarini was also granted options to purchase 5,100 shares of common stock at a price per share equal to $13.75 and, in December 1997, was granted options to purchase 9,400 shares of common stock at a price per share equal to $12.35. In February 1998, Mr. Mencarini was granted options to purchase 5,000 shares of common stock at a price per share equal to $11.50; in October 1998, he was granted options to purchase 25,000 shares of common stock at a price per share equal to $8.00; and, in May 2000, he was granted options to purchase 10,000 shares of common stock at a price per share equal to $18.75.

ePlus maintains key-man life insurance on Mr. Norton in the amount of $10 million. ePlus maintains its key-man life insurance policy on Mr. Norton with the Transamerica Occidental Life Insurance Company.

Compensation Committee Interlocks and Insider Participation

For the year ended March 31, 2001, all decisions regarding executive compensation were made by the compensation committee, when applicable, or by Mr. Norton as President. The members of the compensation committee are Terrence O'Donnell, C. Thomas Faulders, III and Lawrence S. Herman. None of the executive officers of ePlus currently serves on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions.

                                PERFORMANCE GRAPH

The following graph shows the value as of March 31, 2001 of a $100 investment made on November 15, 1996 in ePlus' common stock (with dividends, if any, reinvested), as compared with similar investments based on (1) the value of the NASDAQ Stock Market Index (U.S.) (with dividends reinvested) and (2) the value of the NASDAQ financial index. The stock performance shown below is not necessarily indicative of future performance.

                                3/97      3/98       3/99     3/00       3/01
                                ----      ----       ----     ----       ----

EPLUS INC.......................126.32    144.74     86.84    348.68     96.72
NASDAQ STOCK MARKET (U.S.)...... 96.98    147.00    198.60    369.40    147.88
NASDAQ FINANCIAL................109.53    170.19    153.36    145.34    160.76

                              CERTAIN TRANSACTIONS

TC Plus LLC

On October 23, 1998, we sold 1,111,111 shares of common stock at a price of $9.00 per share and a warrant to acquire an additional 1,090,909 shares of our common stock at an exercise price of $11.00 per share, subject to certain anti-dilution adjustment, to TC Plus, LLC, formerly named TC Leasing, LLC, for total consideration of $10 million. TC Plus, LLC is controlled by Thayer Equity Investors III, L.P., a private equity investment fund. TC Equity Partners, L.L.C. is the sole general partner of Thayer Equity Investors III, L.P.

The stock purchase agreement entered into in connection with the transaction imposed certain super-majority voting requirements on our board of directors and restricted our ability to engage in mergers or other material transactions. We also entered into a stockholders agreement with TC Plus, LLC, Phillip G. Norton, Bruce M. Bowen, J.A.P. Investment Group, L.P., Kevin M. Norton and Patrick J. Norton. The stockholders agreement as originally entered into provided for restrictions on transfers of shares, restriction on the issuance of shares, board representation, the forced sale of ePlus by TC Plus, LLC in certain circumstances and registration rights.


The warrant gave us the right to require TC Plus, LLC to exercise the warrant if our common stock closed at or above $11.00 per share for 20 consecutive trading days. On December 23, 1999, this condition was satisfied, and we gave notice to TC Plus, LLC to require exercise.

On February 25, 2000, we entered into an agreement with TC Plus, LLC, which was amended on April 11, 2000, to defer the obligation of TC Plus, LLC to exercise the warrant and to permit TC Plus, LLC to exercise the warrant simultaneously with a follow-on public offering of common stock on a cashless basis in exchange for a commitment by TC Plus, LLC to waive certain provisions of the stock purchase agreement and amend the stockholders agreement. Upon the cashless exercise of the warrant, which was completed on April 14, 2000, we issued to TC Plus, LLC 709,956 shares of our common stock.


The agreement, as amended, provides for the waiver of all super-majority voting requirements and restrictions on mergers and material transactions contained in the stock purchase agreement. The stockholders agreement, as amended, has the following provisions:


o Our board of directors will have six members with two directors designated by TC Plus, LLC, two directors designated by the management stockholders party to the agreement and two non-employee directors designated by a nominating committee comprised of one individual designated by TC Plus, LLC and one individual designated by the management stockholders party to the agreement. Currently, TC Plus, LLC does not exercise its right to appoint directors of ePlus pursuant to the stockholders agreement. Phillip G. Norton and Bruce M. Bowen serve as the directors designated by the management stockholders.

o TC Plus, LLC has the right to demand registration of its shares, under the Securities Act of 1933, on three separate occasions. TC Plus, LLC also has the right to include its shares in any other registration by us of our common stock. We are responsible for all of the registration expenses incurred in connection with TC Plus, LLC's exercise of these registration rights.

o If we agree to purchase any shares of our common stock held by the management stockholders party to the agreement, we must give notice to TC Plus, LLC. If TC Plus, LLC wishes to participate, we must purchase its shares on the same terms and conditions as we purchase the shares held by the management stockholders.


o Shares held by stockholders party to the stockholders agreement are no longer subject to the terms of the agreement when they are transferred in a registered offering or pursuant to Rule 144 under the Securities Act.



o All rights and obligations under the stockholders agreement terminate when TC Plus, LLC no longer holds 5% of our outstanding stock and shall remain terminated even if TC Plus, LLC later acquires 5% or more of our outstanding stock. TC Plus, LLC currently holds 1,015, 552 or approximately 10.0% of our outstanding shares of common stock.


Advances and Loans to Employees and Stockholders


ePlus has in the past provided loans and advances to employees and certain stockholders. Such balances are to be repaid from personal funds or commissions earned by the employees and/or stockholders on successful sales or financing arrangements obtained on behalf of ePlus. Loans and advances to employees and/or stockholders totaled $66,082 for the year ended March 31, 2001.


Reimbursement of Certain Expenses



ePlus leases certain office space from entities which are owned, in part, by executives of our subsidiaries. During the year ended March 31, 2001, rent expense paid to these related parties was $248,849.


Sale of Equity Investment


On May 23, 2000, ePlus Capital, Inc., one of our wholly owned subsidiaries, exercised a warrant to purchase 3,450,000 shares of the common stock of solven.com inc. ePlus Capital, Inc. then sold those shares to Immedient Corporation in exchange for a cash payment of $344,891, a warrant to purchase 222,500 shares of unregistered common stock of Immedient at an exercise price of $10.00 per share, and 260,953 shares of unregistered common stock of Immedient Corporation. Immedient is an affiliate of Thayer Equity Investors III, L.P. which is the managing member of TC Plus, LLC.

Indemnification Agreements



We have entered into separate but identical indemnification agreements with each of our directors and executive officers, and we expect to enter into similar indemnification agreements with persons who become directors or executive officers in the future. The indemnification agreements provide that ePlus will indemnify the director or officer against any expenses or liabilities incurred in connection with any proceeding in which the director or officer may be involved as a party or otherwise, by reason of the fact that the director or officer is or was a director or officer of ePlus or by reason of any action taken by or omitted to be taken by the director or officer while acting as an officer or director of ePlus. However, ePlus is only obligated to provide indemnification under the indemnification agreements if:

             (1) the director or officer was acting in good faith and in a manner the director or officer reasonably believed to be in the best interests of ePlus, and, with respect to any criminal action, the director or officer had no reasonable cause to believe the director`s or officer`s conduct was unlawful;

             (2) the claim was not made to recover profits made by the director or officer in violation of Section 16(b) of the Exchange Act, as amended, or any successor statute;

             (3)  the claim was not initiated by the director or officer;

             (4)  the claim was not covered by applicable insurance; or

             (5) the claim was not for an act or omission of a director of ePlus from which a director may not be relieved of liability under
             Section 103(b)(7) of the DGCL. Each director and officer has undertaken to repay ePlus for any costs or expenses paid by ePlus if it is ultimately determined that the director or officer is not entitled to indemnification under the indemnification agreements.


Future Transactions

ePlus' policy requires that all material transactions between ePlus and its officers, directors or other affiliates must be approved by a majority of the disinterested members of the board of directors of ePlus, and be on terms no less favorable to ePlus than could be obtained from unaffiliated third parties.

                                   PROPOSAL 1


To Elect Two Class II Directors to Serve for Three Years and until their Respective Successors Have Been Duly Elected and Qualified.

The board of directors has concluded that the re-election of Terrence O'Donnell and Thomas L. Hewitt as Class II Directors is in the best interest of ePlus and recommends stockholder approval of the re-election of Terrence O'Donnell and Thomas L. Hewitt as Class II directors. The remaining four directors will continue to serve in their positions for the remainder of their terms.
Biographical information concerning Mr. O'Donnell and Mr. Hewitt, and ePlus' other directors can be found under "Directors and Executive Officers."

Unless otherwise instructed or unless authority to vote is withheld, all proxies will be voted for the election of Terrence O'Donnell and Thomas L. Hewitt as Class II Directors. Although the board of directors of ePlus does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the annual meeting, the persons named in the enclosed proxy card will vote for the election of such other person or persons as may be nominated by the board of directors.



Vote Required for Approval. The two persons receiving the greatest number of affirmative votes cast at the annual meeting will be elected as Class II Directors.

Board of Directors Recommendation. The board of directors unanimously recommends that you vote in favor of the election of Terrence O'Donnell and Thomas L. Hewitt as Class II Directors.

                                   PROPOSAL 2


To Ratify the Appointment of Deloitte & Touche LLP as ePlus' Independent Auditors for ePlus' Fiscal Year Ending March 31, 2002.

Subject to stockholder ratification, the board of directors has reappointed the firm of Deloitte & Touche LLP as the independent auditors to examine ePlus' financial statements for the fiscal year ending March 31, 2002. Deloitte & Touche has audited ePlus' financial statements since its inception. If the stockholders do not ratify this appointment, other independent auditors will be considered by the board of directors upon recommendation of the audit committee.

Representatives of Deloitte & Touche are expected to attend the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

Audit Fees. The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2001 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $139,000.

Financial Information Systems Design and Implementation Fees. There were no fees billed by Deloitte & Touche for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2001.

All Other Fees. There were no fees billed by Deloitte & Touche for services rendered to the ePlus, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended March 31, 2001.


Vote Required for Approval. The affirmative vote of the holders of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting on the proposal will constitute approval of Proposal 2.

Board of Directors Recommendation. The board of directors unanimously recommends that you vote in favor of the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2002.

                              OTHER PROPOSED ACTION

The board of directors does not intend to bring any other matters before the annual meeting, nor does the board of directors know of any matters which other persons intend to bring before the annual meeting. If, however, other matters not mentioned in this proxy statement properly come before the annual meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the board of directors.

You should note that ePlus' Bylaws provide that in order for a stockholder to bring business before a meeting or to make a nomination for the election of directors, the stockholder must give written notice complying with the requirements of the Bylaws to the Secretary of ePlus not later than 90 days in advance of the meeting or, if later, the seventh day following the first public announcement of the date of the meeting.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by ePlus' board of directors with respect to the next annual meeting of stockholders, that proposal must be presented to ePlus' management prior to April 24, 2002.

Whether or not you expect to be present at the annual meeting, please sign and return the enclosed proxy card promptly. Your vote is important. If you are a stockholder of record and attend the annual meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

                                   APPENDIX A

                                   EPLUS, INC.

                AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS

Purpose

The Audit Committee of the Board of Directors shall assist the Board in monitoring (1) the integrity of the financial statements of the company, (2) the company's compliance with legal and regulatory requirements and (3) the independence and performance of the company's internal and external auditors.


Composition

Effective June 14, 2001, the membership of the audit committee shall consist of at least three members of the Board of Directors, who shall serve at the pleasure of the Board of Directors and be appointed by the full Board of Directors, and who shall meet the following criteria:

1. Each member of the Audit Committee must be an `independent director' within the meaning of the applicable rules of The Nasdaq Stock Market, Inc. as in effect on June 14, 2001.

2. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement, or become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

3. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Prior to June 14, 2001, the membership of the Audit Committee shall consist of at least two members of the Board of Directors, who shall serve at the pleasure of the Board of Directors and be designated by the full Board of Directors, and who shall be `independent directors' within the meaning of the applicable rules of The Nasdaq Stock Market, Inc. as in effect prior to that date.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

1. Provide an open avenue of communication between the independent auditor, Internal Audit, and the Board of Directors.

2.   Review and update the committee's charter annually.

3. Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

4. Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

5. Review with the independent auditors, the company's internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policies and procedures regarding compliance with applicable laws and regulations and with the code of conduct, if any.

6. Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and coordination of such plans with the independent auditors.

7. Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

8. Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

9. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

10. Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each meeting with, the Board of Directors.

11. Confirm and assure the independence of the independent auditor and the objectivity of the internal auditor.

12. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.

Relationship with Auditors and Board of Directors
-------------------------------------------------
The company's independent auditors are ultimately accountable to the Board of Directors of the company and to the Audit Committee, as representatives of the stockholders of the company. The Board of Directors and the Audit Committee have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors.

                              [FORM OF PROXY CARD]

                                ePlus inc. Proxy

                       Annual Meetings of Stockholders Of
                                   ePlus inc.
                               September 20, 2001

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Phillip G. Norton, Bruce M. Bowen and C. Thomas Faulders, III, and each or any of them, proxies, with power of substitution, to vote all shares of the undersigned at the annual meeting of stockholders of ePlus inc., a Delaware corporation, to be held on September 20, 2001 at 10:30 a.m. at Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20191, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, upon such other business as may properly come before the meeting.

1. TO ELECT TWO CLASS II DIRECTORS TO SERVE FOR THREE YEARS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

                   TO VOTE FOR BOTH THE NOMINEES LISTED BELOW

[ ]FOR BOTH THE NOMINEES LISTED BELOW                     [ ]WITHHOLD AUTHORITY

Thomas L. Hewitt                                              Terrence O'Donnell

                     OR TO VOTE FOR EACH NOMINEE SEPARATELY

Thomas L. Hewitt                     [ ]FOR                [ ]WITHHOLD AUTHORITY
Terrence O'Donnell                   [ ]FOR                [ ]WITHHOLD AUTHORITY

2. TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS EPLUS' INDEPENDENT AUDITORS FOR EPLUS' FISCAL YEAR ENDING MARCH 31, 2002.

[ ]FOR                              [ ]AGAINST                        [ ]ABSTAIN

Dated:                   , 2001
       ------------------

Signature:

Signature if held jointly:

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

THE SHARES REPRESENTED BY ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. THE SHARES REPRESENTED BY A PROXY WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

           PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.